UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   January 20, 2017

TUCOWS INC.
(Exact Name of Registrant Specified in Charter)

Pennsylvania	0-28284	23-2707366
(State or Other	(Commission File	(IRS Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

96 Mowat Avenue, Toronto, Ontario, Canada	M6K 3M1
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (416) 535-0123

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

eNom Acquisition

On January 20, 2017, Tucows (Emerald), LLC (“Buyer”), a Delaware limited liability company and wholly owned subsidiary of Tucows Inc. (the “Company”), entered into a Stock Purchase Agreement (the “Purchase Agreement”) by and among Buyer, the Company, Rightside Group, Ltd., a Delaware corporation (“Rightside”), Rightside Operating Co., a Delaware corporation (“Rightside Opco”, and together with Rightside, the “Sellers”), and eNom, Incorporated, a Nevada corporation (“eNom”), pursuant to which Buyer purchased from the Sellers all of the issued and outstanding capital stock of eNom, upon the terms and subject to the conditions set forth in the Purchase Agreement (the “eNom Acquisition”).

Buyer completed the acquisition of eNom pursuant to the Purchase Agreement on January 20, 2017 (the “Closing Date”) and the aggregate amount paid by Buyer to the Sellers on the Closing Date with respect to all outstanding shares of capital stock of eNom (such amount, the “Purchase Price”) was $83,500,000 in cash, less estimated purchase price adjustments, pursuant to the terms of the Purchase Agreement. The Purchase Price is subject to certain customary adjustments following the Closing Date upon the terms and subject to the conditions set forth in the Purchase Agreement. The Purchase Agreement contains customary representations, warranties and covenants.

The Purchase Price paid by Buyer was financed by a facility established under the terms of the Amended Credit Agreement more fully described in this Item 1.01 under the heading “First Amended and Restated Credit Agreement”.

Both Rightside, on the one hand, and the Company and Buyer, on the other hand, have agreed to indemnify the other party for losses arising from certain breaches of the Purchase Agreement and for certain other liabilities, subject to certain limitations. In connection with the Purchase Agreement, the Company, Buyer, the Sellers and eNom will also enter into additional ancillary agreements, including a transition services agreement.

The foregoing description of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

The representations, warranties and covenants set forth in the Purchase Agreement have been made only for the purposes of the Purchase Agreement and solely for the benefit of the parties thereto and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts. In addition, such representations and warranties were made only as of the dates specified in the Purchase Agreement and information regarding the subject matter thereof may change after the date of the Purchase Agreement. Accordingly, the Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1, is included only to provide investors with information regarding its terms and not to provide investors with any other factual information regarding the Company, Buyer, eNom or their respective businesses as of the date of the Purchase Agreement or as of any other date.

First Amended and Restated Credit Agreement

On January 20, 2017, the Company and its wholly owned subsidiaries, Tucows.com Co., Ting Fiber, Inc., Ting Inc., Tucows (Delaware) Inc. and Buyer (each, a “Borrower” and together, the “Borrowers,” collectively with the Company, “Tucows”) entered into a First Amended and Restated Credit Agreement (the “Amended Credit Agreement”) with Bank of Montreal, as administrative agent (“BMO” or the “Administrative Agent”), and the lenders party thereto (collectively, the “Lenders”) to, among other things, reduce the existing non-revolving facility (such existing non-revolving facility, together with other existing facilities, the “Existing Facilities”) from $40 million to $35 million, and establish a non-revolving credit facility of $85 million (the “New Facility”, and together with the Existing Facilities, as amended by the Amended Credit Agreement, the “Credit Facility”), of which approximately $84.5 million was drawn, to assist Tucows in funding the eNom Acquisition in accordance with the terms and conditions of the Purchase Agreement. Under the Amended Credit Agreement, the Company has access to an aggregate of $140 million in funds.

Borrowings under the New Facility will accrue interest and standby fees based on the Company’s Total Funded Debt to EBITDA and the availment type in the same manner as the Existing Facilities, as follows:

If Total Funded Debt to EBITDA is less than 1.00, then:

-	Canadian dollar borrowings based on Bankers’ Acceptance (“CDN$ Bankers’ Acceptance Borrowings”) or U.S. dollar borrowings based on LIBOR (“US$ LIBOR Borrowings”) will be at 2.00% margin;
-

Canadian dollar borrowings based on Prime Rate (“CDN$ Prime Rate Borrowings”), U.S. dollar borrowings based on Prime Rate (“US$ Prime Rate Borrowings”) or U.S. dollar borrowings based on Base Rate (“US$ Base Rate Borrowings”) will be at 0.75% margin; and

-	Standby fees will be at 0.40%.

If Total Funded Debt to EBITDA is greater than or equal to 1.00 and less than 2.00, then:

-	CDN$ Bankers’ Acceptance Borrowings or US$ LIBOR Borrowings will be at 2.25% margin;
-	CDN$ Prime Rate Borrowings, US$ Prime Rate Borrowings or US$ Base Rate Borrowings will be at 1.00% margin; and
-	Standby fees will be at 0.45%.

If Total Funded Debt to EBITDA is greater than or equal to 2.00 and less than 2.25, then:

-	CDN$ Bankers’ Acceptance Borrowings or US$ LIBOR Borrowings will be at 2.75% margin;
-	CDN$ Prime Rate Borrowings, US$ Prime Rate Borrowings or US$ Base Rate Borrowings will be at 1.50% margin; and
-	Standby fees will be at 0.55%.

If Total Funded Debt to EBITDA is greater than or equal to 2.25, then:

-	CDN$ Bankers’ Acceptance Borrowings or US$ LIBOR Borrowings will be at 3.25% margin;
-	CDN$ Prime Rate Borrowings, US$ Prime Rate Borrowings or US$ Base Rate Borrowings will be at 2.00% margin; and
-	Standby fees will be at 0.65%.

The New Facility accrues interest and standby fees at variable rates based on the Total Funded Debt to EBITDA ratios described above. Under the payment terms for the New Facility, the borrowed amount will amortize quarterly over five years beginning the first full quarter following the borrowing.

The Amended Credit Agreement contains customary representations and warranties, affirmative and negative covenants, and events of default. The Amended Credit Agreement requires that the Company comply with certain customary non-financial covenants and restrictions.

The foregoing description of the Amended Credit Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Amended Credit Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference.

Item 2.01     Completion of Acquisition or Disposition of Assets.

On January 20, 2017, the eNom Acquisition was consummated pursuant to the Purchase Agreement. The information disclosed above in Item 1.01 under the heading “eNom Acquisition” is incorporated herein by reference.

The foregoing description of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

The information disclosed above in Item 1.01 under the heading “First Amended and Restated Credit Agreement” is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K and in any exhibits furnished or filed herewith that relate to the Company’s future plans, objectives, expectations, performance, events and the like may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that are not historical facts and can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “likely,” “could,” “should,” “project,” “could,” “plan,” “goal,” “potential,” “pro forma,” “seek,” “estimate,” “intend” or “anticipate” or the negative thereof, and may include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding expected timing, completion, costs, effects, plans, objectives, expectations or consequences of the eNom Acquisition, and statements about the future performance, operations, products and services of the Company, including future financial and operating results and expectations for sales growth. Such forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated, including uncertainties regarding the completion of and proceeds from the eNom Acquisition, uncertainties relating to the Company’s future costs, and other risks and uncertainties detailed in the Company’s filings with the Securities and Exchange Commission, including under “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015. All forward-looking statements speak only as of the date hereof and are based on current information, expectations and estimates and involve risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results and events to vary materially from what is expressed in or indicated by the forward-looking statements. In such an event, the Company’s business, financial condition, results of operations or liquidity could be materially adversely affected and investors in the Company’s securities could lose part or all of their investments. Readers are strongly urged to read the full cautionary statements contained in those materials. The Company assumes no obligation to update any forward-looking statements to reflect events that occur or circumstances that exist after the date on which they were made.

Item 9.01     Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

To the extent required by this item, the financial statements of eNom will be filed by amendment no later than 71 calendar days from the date of the filing of this Current Report on Form 8-K.

(b) Pro Forma Financial Information

To the extent required by this item, pro forma financial information will be filed by amendment no later than 71 calendar days from the date of the filing of this Current Report on Form 8-K.

(d)

Exhibit No.	Exhibit Title

2.1*	Stock Purchase Agreement, dated as of January 20, 2017, by and among Tucows Inc., Tucows (Emerald), LLC, Rightside Group, Ltd., Rightside Operating Co. and eNom, Incorporated.

10.1*

First Amended and Restated Credit Agreement, dated as of January 20, 2017, by and among Tucows.com Co., Ting Fiber, Inc., Ting Inc., Tucows (Delaware) Inc., Tucows (Emerald), LLC, as Borrowers, Tucows Inc., as Guarantor, Bank of Montreal, as Administrative Agent, and Bank of Montreal, Royal Bank of Canada and The Bank of Nova Scotia, as Lenders.

*Schedules to the agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 23, 2017	TUCOWS INC.

	By:	/s/ Michael Cooperman
	Name:	Michael Cooperman
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Title

2.1*	Stock Purchase Agreement, dated as of January 20, 2017, by and among Tucows Inc., Tucows (Emerald), LLC, Rightside Group, Ltd., Rightside Operating Co. and eNom, Incorporated.

10.1*

First Amended and Restated Credit Agreement, dated as of January 20, 2017, by and among Tucows.com Co., Ting Fiber, Inc., Ting Inc., Tucows (Delaware) Inc., Tucows (Emerald), LLC, as Borrowers, Tucows Inc., as Guarantor, Bank of Montreal, as Administrative Agent, and Bank of Montreal, Royal Bank of Canada and The Bank of Nova Scotia, as Lenders.

*Schedules to the agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.